UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 6, 2006

Date of Report (Date of

earliest event reported)

Shurgard Storage Centers, Inc.

(Exact name of registrant as specified in charter)

Washington	001-11455	91-1603837
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1155 Valley Street, Suite 400

Seattle, Washington 98109-4426

(Address of principal executive offices) (Zip Code)

(206) 624-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On March 6, 2006, Shurgard Storage Centers, Inc. (“Shurgard”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 6, 2006, with Public Storage, Inc. (“Public Storage”) and ASKL Sub LLC, a Delaware limited liability company and subsidiary of Public Storage (“ASKL”). The Merger Agreement contemplates a merger (the “Merger”) whereby Shurgard will be merged with and into ASKL, with ASKL continuing as the surviving corporation. Each outstanding share of common stock of Shurgard will be converted into the right to receive 0.82 of a fully paid and nonassessable share of Public Storage common stock, and each outstanding share of Series C Preferred Stock and Series D Preferred Stock of Shurgard is expected to be redeemed in accordance with their respective terms, and Public Storage will assume approximately $1.8 billion of Shurgard debt. Holders of Shurgard’s stock options, restricted stock units and shares of restricted stock will receive, subject to adjustments, options exercisable for shares of Public Storage common stock, restricted stock units and restricted shares of Public Storage common stock, respectively.

The Merger Agreement has been approved by the Board of Directors of both Public Storage and Shurgard. The Merger is subject to Shurgard’s shareholders approving the Merger, to Public Storage’s shareholders approving the issuance of shares of Public Storage stock to be used as merger consideration and other customary closing conditions.

Shurgard has made certain representations and warranties in the Merger Agreement to Public Storage and ASKL, and Shurgard has agreed to certain covenants, including, among others, subject to certain exceptions, to permit the Board of Directors of Shurgard to comply with its fiduciary duties, an obligation not to solicit, negotiate, provide information in furtherance of, approve, recommend or enter into an Acquisition Proposal (as defined in the Merger Agreement).

The Merger Agreement contains representations and warranties that the parties have made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been intended not as statements of fact, but rather as a way of allocating risk between the parties.

The foregoing description of certain terms of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Voting Agreements

In connection with the execution of the Merger Agreement, Shurgard entered into a Stockholders Voting Agreement, dated as of March 6, 2006 (the “Public Storage Voting Agreement”), with certain shareholders of Public Storage. Pursuant to the Public Storage Voting Agreement, such shareholders agreed, among other things, to vote all of their shares of Public Storage common stock, representing approximately 35% of outstanding shares, in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated by the Merger Agreement. The Public

Storage Voting Agreement will terminate upon the earlier to occur of (i) the effective time of the Merger and (ii) the termination of the Merger Agreement.

In addition, Public Storage entered into a Stockholders Voting Agreement, dated as of March 6, 2006 (the “Shurgard Voting Agreement” and together with the Public Storage Voting Agreement, the “Voting Agreements”), with Charles K. Barbo, pursuant to which, among other things, Mr. Barbo agreed to vote all of his shares of Shurgard common stock, representing approximately 2.59% of outstanding shares, in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated by the Merger Agreement. The Shurgard Voting Agreement will terminate upon the earlier to occur of (i) the effective time of the Merger and (ii) the termination of the Merger Agreement.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreements. A copy of the Public Storage Voting Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. For similar reasons discussed above with respect to the representations and warranties contained in the Merger Agreement, no person should rely on the representations and warranties contained in the Voting Agreements as statements of factual information.

Amendment to Rights Plan

On March 6, 2006, Shurgard entered into a First Amendment to Amended and Restated Rights Agreement (the “Rights Plan Amendment”) with American Stock Transfer & Trust Company (the “Rights Agent”). The Rights Plan Amendment amends Shurgard’s Amended and Restated Rights Agreement with the Rights Agent, originally dated as of March 12, 2004 (the “Rights Plan”). Under the Rights Plan Amendment, which was approved by the Board of Directors Shurgard on March 6, 2006, the entry into, and consummation of the transactions contemplated by, the Merger Agreement and the Voting Agreements shall not cause Public Storage, ASKL or any other person to become an Acquiring Person (within the meaning of the Rights Plan) or result in the occurrence of a Shares Acquisition Date or Distribution Date (in each case, within the meaning of the Rights Agreement). In the event the Merger Agreement is terminated without consummation of the Merger contemplated thereby, the Rights Plan Amendment will no longer be applicable and will cease to be of any further force and effect. The foregoing description of the Rights Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Plan Amendment. A copy of the Rights Plan Amendment is attached as Exhibit 4.1 hereto and incorporated herein by reference.

Item 8.01.	Other Items.

Press Release

On March 7, 2006, Public Storage, Inc. and Shurgard issued a joint press release related to these matters. A copy of such joint press release is furnished as Exhibit 99.1 hereto.

Cautionary Statements Relevant to Forward-Looking Information For the Purpose of “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

Except for the historical and factual information contained herein, the matters set forth in this filing, including statements as to the expected benefits of the proposed merger such as efficiencies,

cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as “expects,” “believes,” “will,” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of Public Storage, Shurgard and their affiliates or industry results or the benefits of the proposed merger to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to, among others, difficulties encountered in integrating the companies, approval of the transaction by the shareholders of the companies, the satisfaction of closing conditions to the transaction, inability to realize the expected synergies, unanticipated operating costs and the effects of general and local economic and real estate conditions. Additional information or factors which could impact the companies and the forward-looking statements contained herein are included in each company’s filings with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this communication. The companies assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Additional Information and Where to Find It

In connection with the proposed transaction, Public Storage and Shurgard expect to file a joint proxy statement/prospectus as part of a registration statement regarding the proposed merger with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT PUBLIC STORAGE AND SHURGARD AND THE PROPOSED MERGER. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus if and when they become available and other documents filed by Public Storage and Shurgard with the SEC at the SEC’s website at www.sec.gov. The definitive joint proxy statement/prospectus and other relevant documents if and when they become available may also be obtained free of charge from Public Storage or Shurgard by directing such request to: Shurgard Storage Centers, Inc., 1155 Valley Street, Suite 400, Seattle, WA 98109, Attention: Investor Relations or Public Storage, Inc., 701 Western Avenue, Glendale, CA 91201-2349, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and other relevant material if and when they become available before making any voting or investment decisions with respect to the merger.

Public Storage and Shurgard and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Public Storage and Shurgard in connection with the merger. Information about Shurgard and its directors and executive officers, and their ownership of Shurgard securities, is set forth in the proxy statement for the 2005 Annual Meeting of Shareholders of Shurgard, which was filed with the SEC on April 7, 2005. Information about Public Storage and its directors and executive officers, and their ownership of Public Storage securities, is set forth in the proxy statement for Public Storage 2005 Annual Meeting of Shareholders, which was filed with the SEC on April 7, 2005. Additional information regarding the interests of those persons may be obtained by reading the proxy statement/prospectus when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of March 6, 2006, by and among Shurgard Storage Centers, Inc., Public Storage, Inc. and ASKL Sub LLC.

4.1	First Amendment to Amended and Restated Rights Agreement, dated as of March 6, 2006, by and between Shurgard Storage Centers, Inc. and American Stock Transfer & Trust Company.

10.1	Stockholders Voting Agreement, dated as of March 6, 2006, by and between Shurgard Storage Centers, Inc. and the parties listed on Schedule A attached thereto.

99.1	Joint Press Release, dated March 7, 2006, of Public Storage, Inc. and Shurgard Storage Centers, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shurgard Storage Centers, Inc.

Dated: March 7, 2006	By:	/s/ Jane A. Orenstein
		Name:	Jane A. Orenstein
		Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 6, 2006, by and among Shurgard Storage Centers, Inc., Public Storage, Inc. and ASKL Sub LLC.

4.1	First Amendment to Amended and Restated Rights Agreement, dated as of March 6, 2006, by and between Shurgard Storage Centers, Inc. and American Stock Transfer & Trust Company.

10.1	Stockholders Voting Agreement, dated as of March 6, 2006, by and between Shurgard Storage Centers, Inc. and the parties listed on Schedule A attached thereto.

99.1	Joint Press Release, dated March 7, 2006, of Public Storage, Inc. and Shurgard Storage Centers, Inc.